                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        August 22, 1996
                                                 -----------------------


                          Cooper Cameron Corporation
- ------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-13884                                  76-0451843
- -----------------------------          ---------------------------------
    (Commission File Number)           (IRS Employer Identification No.)


           515 Post Oak Boulevard, Suite 1200, Houston, Texas 77027
- ------------------------------------------------------------------------
  (Address of Principal Executive Offices)                  (Zip Code)


     Registrant's telephone number, including area code    (713) 513-3300
                                                        -----------------


                                 Not Applicable
- -------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

          On August 22, 1996, Cooper Cameron Corporation (the "Company"), Cooper Industries, Inc. ("Cooper") and Salomon Brothers Inc entered into an underwriting agreement with respect to the 3,551,000 shares of Company Common Stock previously registered for sale under the Securities Act of 1933 (Registration Statement No. 333-8589) by Cooper, but which remained unsold at the date hereof (see Exhibit 1.1). Additional information concerning the underwriting agreement which supplements the plan of distribution included in the Registration Statement as it became effective is to be included in a prospectus supplement to be filed on the date hereof pursuant to Rules 415 and 424(b)3.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          1.1 Underwriting Agreement dated August 22, 1996 among Salomon Brothers Inc, Cooper Industries, Inc. and the Company.

          10.1 First Amendment dated June 19, 1996 to Credit Agreement among the Company, certain subsidiaries, First National Bank of Chicago, as Agent, and certain other lenders named therein.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      COOPER CAMERON CORPORATION


                                       By: /s/ Franklin Myers
                                            -----------------------
                                       Franklin Myers
                                       Senior Vice President and General Counsel


Date: August 22, 1996

                                       3
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                                 EXHIBIT INDEX

                                                                                   Sequentially
Exhibit No.                                                                        Numbered Page
- -------------                                                                      -------------
1.1            Underwriting Agreement dated August 22, 1996 among Salomon
               Brothers Inc, Cooper Industries, Inc. and the Company.                   5

10.1           First Amendment dated June 21, 1996 to Credit Agreement among the
               Company, certain subsidiaries, First National Bank of Chicago, as
               Agent, and certain other lenders named therein.



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